                                                                 Exhibit 99(iii)


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-95795 of Dominion Resources, Inc. on Form S-8 of our report dated December 20, 2000, appearing in this Annual Report on Form 11-K of Thrift Plan of East Ohio Gas Company for Employees Represented by the Natural Gas Workers Union, Local 555, SEIU, AFL-CIO for the year ended June 30, 2000.

Deloitte & Touche LLP
Richmond, Virginia
December 21, 2000

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